UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 16, 2023

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
404 Veterans Airpark Lane, Suite 300
Midland, TX 79705
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Earnings Call Script

On May 16, 2023, Natural Gas Services Group, Inc. (the “Company”) hosted a conference call to discuss its financial and operating results for the first quarter ended March 31, 2023. A transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A replay of the entire conference call is also available on the Investor Relations page on the Company’s website at www.ngsgi.com.

The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward-Looking Statements: Except for historical information, the statements in this Current Report on Form 8-K and the related earnings call are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause Natural Gas Services Group’s actual results in future periods to differ materially from forecasted results. Those risks include, among other things: a prolonged, substantial reduction in oil and natural gas prices which could cause a decline in the demand for Natural Gas Services Group’s products and services; lack of adequate capital; the loss of market share through competition or otherwise; the introduction of competing technologies by other companies; and new governmental safety, health and environmental regulations which could require Natural Gas Services Group to make significant capital expenditures. The forward-looking statements included in this press release are only made as of the date of this press release, and Natural Gas Services Group undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. A discussion of these factors is included in the Company's most recent Annual Report on Form 10-K, as well as the Company’s Form 10-Q for the quarterly period ended March 31, 2023, as filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The Exhibit listed below is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Earnings Call Transcript for the First Quarter Ended March 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Date:	May 17, 2023
		By:	/s/ Stephen C. Taylor

Stephen C. Taylor
Interim President & Chief Executive Officer